SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported)                       1/27/2006

                         First National Bancshares, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

          Florida                       333-60283                06-1522028
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(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

5817 Manatee Avenue West, Bradenton, Florida                       34209
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's Telephone Number, including Area Code                (941) 794-6969

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a - 12 under the exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c ) under the Exchange Act (17 CFR 240.13e-4(c))

                                TABLE OF CONTENTS
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Item 2.02 Results of Operations and Financial Condition

First National Bancshares, Inc. has reported its 2005 4th Quarter Results and Cash Dividend. The company's press release dated January 27, 2006 announcing the results is attached hereto at exhibit 99.

Item 9.01 Financial Statements, Pro Forms Financial Information and Exhibits

(c)  Exhibits

Exhibits 99 - Press Release dated January 27, 2006.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: 1/27/2006                         First National Bancshares, Inc.

                                         /s/ Angela O'Reilly
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                                         Angela O'Reilly, Senior Vice President